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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 1997

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                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)

       DELAWARE                  33-28829                       9999
(State of organization)    (Commission File No.)    (Primary Standard Industrial
                                                     Classification Code Number)

                                 One Park Place
                              621 N.W. 53rd Street
                              Boca Raton, FL 33487
                                 (800) 999-7535
   (Address and telephone number of Registrant's principal executive offices)



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Item 5. OTHER EVENTS

Description of the Notes and the  Receivables Pool

         National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of Registration Statement, File No. 33-28829, in connection with the Funding Trust's issuance of a series of Notes, entitled National Auto Finance 1997-1 Trust Automobile Receivables-Backed Notes, Series 1997-1 (the "Notes"), to be issued pursuant to an Indenture, dated as of June 29, 1997, between (i) National Auto Finance 1997-1 Trust (the "Trust"), a Delaware business trust formed pursuant to a Trust Agreement dated as of June 29, 1997 between Funding Trust, as depositor, and Wilmington Trust Company, as Owner Trustee, and (ii) Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes designated as the Series 1997-1 Notes will be secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of June 29, 1997 (the "Cut-off Date") of approximately $66,156,163.54 and certain additional Receivables to the extent purchased by the Trust on or prior to October 30, 1997 with funds deposited in a Pre-Funding Account in the amount of approximately $6,689,091.18.

Computational Materials

         First Union Capital Markets Corp., as underwriter of the Notes (the "Underwriter") has provided certain prospective purchasers of Notes with certain computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Notes and the hypothetical characteristics and hypothetical performance of the Notes under certain assumptions and scenarios, based on collateral information provided by National Auto Finance Company, Inc.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

              (a)     Not applicable.

              (b)     Not applicable.

              (c)     Exhibits


Exhibit No.       Description
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   99             Computational Materials (as defined in Item 5) that have been provided by National Auto Finance Company, Inc. to certain prospective purchasers of National Auto Finance 1997-1 Trust
                  Automobile Receivables-Backed Notes.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 17, 1997

                                     NATIONAL FINANCIAL AUTO FUNDING TRUST

                                     By:      /s/ Keith B. Stein
                                              ----------------------------
                                     Name:    Keith B. Stein
                                     Title:   Secretary


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                                INDEX TO EXHIBITS

                                                                   Sequentially
Exhibit No.     Description                                        Numbered Page
-----------     -----------                                        -------------

     99         Computational Materials (as defined in
                Item 5) that have been provided to certain prospective purchasers of National Auto
                Finance 1997-1 Trust Automobile
                Receivables-Backed Notes